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                                                                    Exhibit 10.6


                                 THIRD AMENDMENT
                                     TO THE
              BROOKLINE SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

         The Brookline Savings Bank Employee Stock Ownership Plan is hereby amended effective November 1, 1998, unless otherwise stated in accordance with the following:

                                  FIRST CHANGE

         Section 2, the definition of "415 Compensation" is hereby amended to read as follows:

         "415 Compensation" shall mean a Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer while a Participant in the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, severance payments and amounts paid as a result of termination, fringe benefits, reimbursements or other expense allowances under a nonaccountable plan (as described in Section 1.62-2(c) of the Treasury Regulations)), any elective deferral (as defined in Code Section 402(g)(3) and any amount which is contributed or deferred by the employer at the election of the employee and which is not includable in the gross income of the Employee by reason of Code
Section 125 or 457, and excluding the following:

         (i) Any distributions from a plan of deferred compensation are not considered as compensation for Code Section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as compensation for Code Section 415 purposes in the year such amounts are includable in the gross income of the Employee.

         (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

         (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

         (iv) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee).

         415 Compensation in excess of $160,000 (as indexed) shall be disregarded for all Participants. For purposes of this sub-section, the $160,000 limit shall be referred to as the "applicable limit" for the Plan Year in question. Such amount shall be adjusted in such manner as permitted under Code
Section 401(a)(17)(B), effective for the Plan Year which begins within the

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applicable calendar year. For purposes of the applicable limit, 415 Compensation shall be prorated over short Plan Years.

                                  SECOND CHANGE

         Section 4.3, the definition of "Cash Compensation" is hereby amended to read as follows:

         "Cash Compensation" means a Participant's 415 Compensation as defined in Section 2 of the Plan.



         IN WITNESS WHEREOF, this Amendment has been adopted by the Bank as of the 16th day of June, 1999 and executed by its duly authorized officers.

ATTEST:                                              BROOKLINE SAVINGS BANK



--------------------                                 ---------------------------
Clerk                                                Executive Officer

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                                FOURTH AMENDMENT
                                     TO THE
              BROOKLINE SAVINGS BANK EMPLOYEE STOCK OWNERSHIP PLAN

         The Brookline Savings Bank Employee Stock Ownership Plan is hereby amended effective January 1, 2000, unless otherwise stated in accordance with the following:

                                  FIRST CHANGE

         Section 1.4, FISCAL PERIOD, shall be amended by replacing "November 1 to October 31" with "January 1 to December 31."

                                  SECOND CHANGE

         Section 2, the definition of "ENTRY DATE," shall be amended to read as follows:

         "ENTRY DATE" means each January 1 and July 1 of each Plan Year.

                                  THIRD CHANGE

         Section 2, the definition of "PLAN YEAR" shall be amended to read as follows:

         "PLAN YEAR" means each period of 12 consecutive months beginning on January 1 and ending on December 31.

                                  FOURTH CHANGE

         Section 3.2(b) shall be amended by replacing "November 1" with "January 1."

                                  FIFTH CHANGE

         Section 5.1-6 shall be amended to read as follows:

         A limitation year shall mean each 12 consecutive months period beginning each January 1.

         IN WITNESS WHEREOF, this Amendment has been adopted by the Bank as of the 20th day of January, 2000 and executed by its duly authorized officers.

ATTEST:                                              BROOKLINE SAVINGS BANK



--------------------                                 ---------------------------
Clerk                                                Executive Officer